Exhibit 10.37

Shanghaitianxiang & Chentai Pharmaceutical Machinery

Sales Contract

Range,price,& quantity of purchase items                        ADDRESS OF:             SRIES OF CONTRACT: E0712053

NO	NAME	MODEL	UNIT	PRICE	QUANTITIY	TOTAL PRICE	NOTE
1	Sires of high-speed tablet machine		One set	1.08Million	4	4.32 Million
2
3
4
5
6
TOTAL AMOUNT IN RMB $ 4,320,000

1.Delivering Time: 40 days upon the effects of the contract

2.Transportation: Motor Transport	Arrival Address: Installment Place	Delivering Bearing Cost: Seller

3.Packaging and Bearing Costs: Seller

4.Quality Requirement: Production Standard, Quality Insurance, One Year Insurance

5.Acceptance Criteria : According to the industrial acceptable standard

6. Product Accessories, Tools and Supply Method: Delivered Referring to Packaging List

7. Payment Method and Time: 30% of the full payment prepaid, 60% of the full payment paid after product manufactured and delivered, 10% of the full payment paid after product installed and operated in one year

8. Violation Obligation: Conduct with the contract

9. Settlement of Contract Dispute: Being resolved by the parties to the dispute through consultation

10. Others: When the equipments delivered to the installed location ,connect the seller for debugging when the equipments all set. The buyer shall provide staff to coordinate through the installation and lifting equipment etc.

Buyer: Tianjin Boai Pharmaceutical Co, Ltd.	Seller:Shanghaitianxiang&chentai Pharmaceutical Machinery
Legal Representative:	Address: Kandinglu
Address: RongHong Industrial Park YongHong NanHe	Tel:021-62303414
Town XiQing District TianJin China	Fax: 021-62302067 Zip code:200042
Zip Code:300282	Bank account: 1001261809016200183
Tel: 23982760 Fax:	Bank: Caojiadu Sub branch ,JingAn Branch,ICBC-022618
Bank account: Bank:	Operator‘s signature: Date:2010.2.3
Duty paragraph: Date: